SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2019

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

000-1036848
(Commission File Number)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯⁯ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On November 26, 2019, AeroCentury Corp.  (the "Company") and two of its subsidiary corporations, JetFleet Holding Corp. and JetFleet Management Corp., entered into a Second Amendment to Credit Agreement and Consent for Sale of Collateral ("Second Amendment") with  MUFG Union Bank, N.A., as Agent, and the lenders ("Lenders") under that certain Third Amended and Restated Credit Agreement dated as of February 19, 2019 (the "Credit Agreement").  The Second Amendment: (i) reduced the current maximum availability under the Credit Agreement to $93,000,000.00, and reduced the maximum availability upon exercise of the accordian feature under the Credit Agreement to $108,000,000; (ii) provided Lenders' consent to the Company's sale of an aircraft, SN 236, that is part of the collateral base securing the Credit Agreement obligations, to its lessee pursuant to  the terms of the lease with such lessee; (iii) provided for the creation of a restricted bank account to hold the sales proceeds from the sale of such aircraft and established conditions for requests to Lender from the Company for disbursements of funds from the restricted account; and (v) provided for periodic cash flow budget reporting by the Company to the Lenders.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the copy of the Second Amendment filed as Exhibit 10.1 hereto.

Item 9.01

(d) Exhibits

10.1
Second Amendment to Credit Agreement and Consent for Sale of Collateral between and among the Company; JetFleet Holding Corp.; JetFleet Management Corp.;  MUFG Union Bank, N.A., as Administrative Agent and Lender; and Zions Bancorporation, N.A. (fka ZB, N.A.) dba California Bank and Trust, Columbia State Bank, Umpqua Bank, U.S. Bank National Association, and Columbia State Bank, as Lenders;  dated November 26, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 3, 2019

AEROCENTURY CORP.
By: /s/ Toni M. Perazzo
Toni M. Perazzo
S.V.P - Finance & Chief Financial Officer